Exhibit 99.1
Gerri Martin-Flickinger Joins Victoria’s Secret & Co. Board of Directors

Appointment Adds Deep Expertise in Technology, Digital Transformation and Cybersecurity

Reynoldsburg, Ohio (August 20, 2026)—Victoria’s Secret & Co. (“Victoria’s Secret” or the “Company”) (NYSE: VSXY) today announced the appointment of Gerri Martin-Flickinger to its Board of Directors (the “Board”), effective September 14.

Ms. Martin-Flickinger, who previously served as Executive Vice President and Chief Technology Officer of Starbucks, is a technology and digital transformation leader with decades of experience driving innovation across global consumer and technology companies. While at Starbucks, she led the company’s global technology strategy and transformed its technology organization into a scaled, cloud-based ecosystem supporting customer experience, retail operations, and enterprise capabilities.

Ms. Martin-Flickinger’s appointment follows a comprehensive search disclosed by the Board in May 2026 and conducted with the assistance of a nationally recognized executive search firm.

Donna James, Chair of the Board, said, “We are thrilled to welcome Gerri to the Victoria’s Secret Board. Gerri brings strong expertise at the intersection of technology, artificial intelligence, digital commerce, and consumer retail – capabilities that directly align with our Path to Potential strategy. Her proven track record of leveraging technology to deepen customer engagement, accelerate omnichannel innovation, strengthen cybersecurity, and drive business transformation will be invaluable as we continue to execute our strategy and create value for shareholders. Together with the recent appointment of Chief Technology Officer Adrian Butler, Gerri’s addition to the Board reflects the Company’s commitment to evolving its leadership, governance, and technology expertise in support of its strategic priorities and long-term growth.”

Ms. Martin-Flickinger said, “I’m honored to join the Board at such an exciting time in the Company’s evolution. I look forward to working with the leadership team and contributing my expertise to help advance the Path to Potential strategy and create long-term value.”

Effective September 14, the Victoria’s Secret Board will comprise ten directors, nine of whom are independent and eight of whom are women. The Board remains committed to thoughtful refreshment, with a focus on adding expertise that supports the Company’s evolving strategic priorities.

About Gerri Martin-Flickinger

As Executive Vice President and Chief Technology Officer of Starbucks, Ms. Martin-Flickinger oversaw the modernization of enterprise platforms supporting workforce management, supply chain and store operations, in which she embedded technology across core retail processes and enabled the global scalability of Starbucks’ digital ecosystem. During her tenure, she led the development of industry-leading digital innovations, including Mobile Order & Pay and Deep Brew, Starbucks’ artificial intelligence-powered personalization platform.

Previously, Ms. Martin-Flickinger served as Senior Vice President and Chief Information Officer at Adobe, where she played a key leadership role in the company’s transition to its cloud-based subscription model. Earlier in her career, she held Chief Information Officer roles at VeriSign and Network Associates (now McAfee) and began her career at Chevron.

Ms. Martin-Flickinger currently serves as Chair of the Boards of Ellucian and Renaissance Learning and previously served on the Board of Directors of The Charles Schwab Corporation, where she served on the Audit Committee, and on the Board of Directors at Tableau Software until its acquisition by Salesforce in 2019. She holds a Bachelor of Science in Computer Science from Washington State University.

About Victoria’s Secret & Co.
Victoria’s Secret & Co. (NYSE: VSXY) is a specialty retailer of modern, fashion-inspired collections including signature bras, panties, lingerie, sleepwear, apparel, sport and swim as well as award-winning prestige fragrances and body care. VS&Co is comprised of market leading brands, Victoria’s Secret and PINK, that strive to inspire confidence, spark joy and celebrate sexy. Additionally, Adore Me, our digital intimates brand serves women across budgets and lifestyles. We are committed to empowering our more than 30,000 associates across a global footprint of approximately 1,420 retail stores in approximately 70 countries.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the U.S. Private Securities Litigation Reform Act of 1995) contained in this press release or made by us, our management, or our spokespeople involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements, and any future performance or financial results expressed or implied by such forward-looking statements are not guarantees of future performance. Forward-looking statements include, without limitation, statements regarding our future operating results, the implementation and impact of our strategic plans, and our goals, intentions, beliefs and expectations. Words such as “estimate,” “commit,” “will,” “target,” “forecast,” “goal,” “project,” “plan,” “believe,” “seek,” “strive,” “expect,” “anticipate,” “intend,” “continue,” “potential” or the negative of these words and any similar expressions are intended to identify forward-looking statements. Risks associated with the following factors, among others, could affect our results of operations and financial performance and cause actual results to differ materially from those expressed or implied in any forward-looking statements:

•general economic conditions, inflation, and changes in consumer confidence and consumer spending patterns;
•market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•uncertainty in the global trade environment, including the imposition or threatened imposition of tariffs or other trade policies;
•our ability to successfully implement our strategic plan;
•difficulties arising from changes and turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•our dependence on traffic to our stores and the availability of suitable store locations on satisfactory terms;
•our ability to successfully operate and expand internationally and related risks;
•the operations and performance of our franchisees, licensees, wholesalers and joint venture partners;
•our ability to successfully operate and grow our direct channel business;
•our ability to protect our reputation and the image and value of our brands;
•our ability to attract customers with marketing, advertising and promotional programs;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, remain current with fashion trends, and develop and launch new merchandise and product lines successfully;
•our ability to integrate acquired businesses and realize the benefits and synergies sought with such acquisitions;
•our ability to incorporate artificial intelligence and other emerging technologies into our business operations successfully and ethically while effectively managing the associated risks;
•our ability to source materials and produce, distribute and sell merchandise on a global basis, including risks related to:
◦political instability and geopolitical conflicts;
◦environmental hazards and natural disasters;
◦significant health hazards and pandemics;
◦delays or disruptions in shipping and transportation and related pricing impacts;
◦foreign currency exchange rate fluctuations; and
◦disruption due to labor disputes;
•our geographic concentration of production and distribution facilities in Southeast Asia and central Ohio;
•the ability of our vendors to manufacture and deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in freight, product input and energy costs;
•our and our third-party service providers’ ability to implement and maintain information technology systems and to protect associated data and system availability;
•our ability to maintain the security and privacy of customer, associate, third-party and company information;
•stock price volatility;
•shareholder activism matters;
•our ability to maintain our credit ratings;
•our ability to comply with legal and regulatory requirements; and
•legal, tax, trade and other regulatory matters.

All forward-looking statements are made only as of the date of this press release. Except as may be required by law, we assume no obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2026.

For further information, please contact:

Victoria’s Secret & Co.:
Investor Relations:	Media Relations:
investorrelations@victoria.com	Brooke Wilson
communications@victoria.com